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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2007




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                   000-21507                 11-2723423
    (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
          of incorporation                                   Identification No.)
          or organization)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On May 7, 2007, Powerwave Technologies, Inc. issued a press release regarding financial results for its first quarter of fiscal 2007, ending April 1, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(d)  Exhibits


The following exhibit is furnished as part of this report.

  Exhibit Number                     Description
---------------- ---------------------------------------------------------------
       99.1               Press Release dated May 7, 2007.



                                   SIGNATURES
                                   ----------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:         May 7, 2007                         POWERWAVE TECHNOLOGIES, INC.
        -----------------------

                                           By:       /s/ Kevin T. Michaels
                                               ---------------------------------
                                                       Kevin T. Michaels
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX



  Exhibit Number                     Description
---------------- ---------------------------------------------------------------
       99.1               Press Release dated May 7, 2007.